Exhibit 99.1
Execution Version

Third Amendment to Note Purchase Agreement

This Third Amendment to Note Purchase Agreement (this “Third Amendment”) dated as of May 27, 2020 is between South Jersey Industries, Inc., a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this Third Amendment (collectively, the “Required Holders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated as of June 28, 2012 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (a) $64,000,000 aggregate principal amount of its 2.39% Senior Notes, Series 2012A, due June 28, 2015, (b) $16,000,000 aggregate principal amount of its 2.71% Senior Notes, Series 2012B, due June 28, 2017, and (c) $35,000,000 aggregate principal amount of its 3.46% Senior Notes, Series 2012C, due June 28, 2022 (the “Series 2012C Notes”), of which, only the Series 2012C Notes remain outstanding (collectively, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and the Required Holders have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.           Amendments to Note Purchase Agreement.

Section 1.1.  Section 10.4(m) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“(m)          Liens on the property of (i) South Jersey Gas pursuant to the SJG Mortgage; (ii) Elizabethtown Gas pursuant to the Elizabethtown Mortgage; and (iii) any other Regulated Utility Subsidiary of the Company pursuant to a Subsidiary Mortgage, which Liens shall provide collateral for amounts due under securities issued thereunder (or notes related to the SJG Mortgage); so long as in each case the securities are issued in accordance with limitations of the SJG Mortgage, the Elizabethtown Mortgage, or the applicable Subsidiary Mortgage; and”

Section 1.2.  The following shall be and hereby is added as a new Section 22.9 to the Note Purchase Agreement:

“Section 22.9. Priority Indebtedness.  The Notes and all obligations of the Company under this Agreement shall constitute “Priority Indebtedness” under the Company’s Subordinated Indenture dated as of April 23, 2018, as amended, with U.S. Bank National Association, as Trustee, pursuant to which the Company issued its $200,000,000 5.625% Junior Subordinated Notes due 2079.”

Section 1.3.  The following definitions shall be and hereby are added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Elizabethtown Gas’ means Elizabethtown Gas Company, a New Jersey corporation.”

“Elizabethtown Mortgage” means that certain First Mortgage Indenture, dated as of July 2, 2018, between Elizabethtown Gas and Wilmington Trust, National Association, as Trustee, as amended, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof.

“Regulated Utility Subsidiary” means a Subsidiary whose rates and services are regulated by the applicable board of public utilities, utilities commission, utility regulatory commission, public utilities commission,  public service commission or similar governing body that regulates the rates and services of public utilities within its jurisdiction.

“Subsidiary Mortgage” means any mortgage indenture of any Regulated Utility Subsidiary of the Company securing only the assets of such Regulated Utility Subsidiary, provided that, the Company will own, at all times, directly or indirectly, 100% of the Capital Stock having voting rights of such Regulated Utility Subsidiary.”

Section 2.           Representations and Warranties of the Company.

Section 2.1.     To induce the Required Holders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company represents and warrants to the holders of the outstanding Notes (the “Noteholders”) that:

(a)     this Third Amendment has been duly authorized, executed and delivered by it, and this Third Amendment and the Note Purchase Agreement as amended by this Third Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)     the execution, delivery and performance by the Company of this Third Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected; and

(c)      as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing.

Section 3.           Conditions to Effectiveness of This Third Amendment.

Section 3.1.      This Third Amendment shall not become effective until, and shall become effective when:

(a)    executed counterparts of this Third Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)     the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Third Amendment, certified by its Secretary or an Assistant Secretary; and

(c)     the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this Third Amendment, to the extent invoiced at least one Business Day in advance of the date hereof.

Section 4.            Miscellaneous.

Section 4.1.     This Third Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreement without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

Section 4.3.     The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

* * * * *

Section 4.5.     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Industries, Inc.

By	/s/ Cielo Hernandez
Name: Cielo Hernandez
Title: Senior Vice President & Chief Financial Officer

Accepted as of the date first written above.

Modern Woodmen of America

By	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements

By	/s/ Brett M. Van
Name: Brett M. Van
Title: Chief Investment Officer & Treasurer

We acknowledge that we hold $20,000,000 3.46% Senior Notes, Series 2012C due June 28, 2022

South Jersey Industries, Inc.
Third Amendment to 2012 Note Purchase Agreement

Accepted as of the date first written above.

Thrivent Financial for Lutherans

By	/s/ Christopher Patton
Name: Christopher Patton
Title: Managing Director

We acknowledge that we hold $15,000,000 3.46% Senior Notes, Series 2012C due June 28, 2022

South Jersey Industries, Inc.
Third Amendment to 2012 Note Purchase Agreement